UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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INTELIQUENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following email was sent from Matthew Carter, Jr., President and Chief Executive Officer of Inteliquent, Inc. (“Inteliquent”) to Inteliquent employees on November 10, 2016:

Team -

It has been one week since we announced Inteliquent’s entry into a definitive agreement to be acquired by an affiliate of GTCR, a Chicago-based private equity firm, and merged with a subsidiary of Onvoy, a fast-growing communications enablement provider owned by GTCR. As I mentioned in my announcement last week, the transaction is expected to close in the first half of 2017, once regulatory approvals and other customary closing conditions have been satisfied.

As the transaction proceeds toward closing, I plan to send regular updates regarding our progress. During some weeks there may be little to report. But the senior leadership team and I want to make sure that we keep you regularly informed along the way.

Right now, our focus is on ensuring that the regulatory approval process commences as quickly as possible. The transaction must be approved by the Federal Communications Commission, as well as several state public utility commissions. We also must obtain clearance from federal antitrust authorities. Together with GTCR and Onvoy, we are in the process of filing the appropriate applications for those approvals.

Apart from seeking regulatory approvals, we have not yet engaged in detailed discussions with GTCR or Onvoy about what the post-closing organization might look like. That is because, under the merger agreement, we are currently engaged in what is commonly known as a “go shop” process. This is a process in which Inteliquent determines whether other bidders might make a superior offer to what is called for in the merger agreement. The aim of this process is to ensure that we obtain maximum value for our shareholders.

If the “go shop” process does not yield alternative, superior bids, we anticipate that communications with GTCR and Onvoy regarding post-closing integration will begin in earnest in early December 2016. Once that process commences, we will begin to have more information about the post-closing organization. I want to reiterate that, as I stated in my earlier announcement, Inteliquent will maintain a significant presence in Chicago after the transaction closes.

In the meantime, please keep doing the great work you have been doing for so well and so long. We will continue operating in a “business as usual” mode. As I said in my initial announcement, in the near term, and throughout the transaction process, we do not anticipate changes to our organization outside of the ordinary course of business.

Once again, thank you for all that you do to make Inteliquent successful.

Sincerely,

Matt

Important Information and Where to Find It

In connection with the proposed transaction contemplated by the Agreement and Plan of Merger, dated November 2, 2016, by and among the Company, Onvoy Igloo Merger Sub, Inc. and Onvoy, LLC (the “Merger Agreement”), the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC at the Company’s website at http://ir.inteliquent.com/sec.cfm or by directing a written request to: Inteliquent, Inc., 550 West Adams Street, Suite 900, Chicago, Illinois 60661, Attn: Investor Relations.

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2016. Additional information regarding these individuals and other persons who may be deemed to be participants in the solicitation of proxies, as well as any direct or indirect interests they may have in the proposed transaction, will be included in the definitive proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Forward Looking Statements

Statements herein regarding the proposed transaction contemplated by the Merger Agreement, future financial and operating results, benefits and synergies of the transaction, future opportunities for the companies and any other statements about future expectations and the intent of any parties about future actions constitute “forward-looking statements” as defined in the federal securities laws. Forward-looking statements may be identified by words such as “believe,” “expects,” “anticipates,” “projects,” “intends,” “should,” “estimates” or similar expressions. Such statements are based upon current beliefs, expectations and assumptions and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the ability to recognize benefits of the transaction; (8) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, stockholders unaffiliated with the proposed transaction will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with statements that are included herein and in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, which are available on the SEC’s website at http://www.sec.gov. The Company believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All written and oral forward-looking statements attributable to the Company, Onvoy or the Sponsors (as defined in the Merger Agreement) or persons acting on any of their behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made, and the Company, Onvoy and the Sponsors hereby disclaim any obligation to update or revise forward-looking statements as a result of developments occurring after the date hereof unless required by law. Past financial or operating performance are not necessarily reliable indicators of future performance and you should not use our historical performance to anticipate results or future period trends.